UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 27, 2015

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 28, 2015, Celadon Group, Inc., a Delaware corporation (the “Company”), issued a press release announcing it has priced its previously announced public offering of shares of its common stock.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 8.01	Other Events.

On May 27, 2015, the Company entered into an underwriting agreement (the “Underwriting Agreement”), by and between the Company and Raymond James & Associates, Inc. (the “Underwriter”), relating to the previously announced public offering of 3,500,000 shares of the Company’s common stock (the “Shares”).  Pursuant to the Underwriting Agreement, the Underwriter has agreed to purchase the Shares at a price of $22.5823 per share.  The Company also has granted the Underwriter a 30-day option to purchase up to an additional 525,000 shares of the Company’s common stock on the same terms and conditions, solely to cover over-allotments.  The offering is subject to customary closing conditions and is expected to close on or around June 2, 2015.

The offering of the Shares was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-203140) (the “Registration Statement”), as supplemented by a preliminary prospectus supplement dated May 27, 2015, and a final prospectus supplement dated May 28, 2015.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

In connection with the offering and sale of the Shares, the following exhibits are being filed herewith to be incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1), (ii) the opinion of Scudder Law Firm, P.C., L.L.O., as to the validity of the Shares (Exhibit 5.1), and (iii) the consent of Scudder Law Firm, P.C., L.L.O. (Exhibit 23.1, contained in Exhibit 5.1).

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits.
	EXHIBIT NUMBER	EXHIBIT DESCRIPTION
	1.1	Underwriting Agreement, dated May 27, 2015, by and between the Company and Raymond James & Associates, Inc.

	5.1	Opinion of Scudder Law Firm, P.C., L.L.O.

	23.1	Consent of Scudder Law Firm, P.C., L.L.O. (included in Exhibit 5.1).

	99.1	Celadon Group, Inc. press release announcing pricing of public offering of its common stock

The information contained in Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Item 8.01of this report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  In Item 8.01 of this report, the statements regarding the offering are forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: May 28, 2015	By:	/s/ Bobby Peavler
Bobby Peavler
Principal Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
1.1	Underwriting Agreement, dated May 27, 2015, by and between the Company and Raymond James & Associates, Inc.

5.1	Opinion of Scudder Law Firm, P.C., L.L.O.

23.1	Consent of Scudder Law Firm, P.C., L.L.O. (included in Exhibit 5.1).

99.1	Celadon Group, Inc. press release announcing pricing of public offering of its common stock